UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
 __________________________________________________
FORM 8-K
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CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): April 29, 2025
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VICI Properties Inc.
VICI Properties L.P.
(Exact Name of Registrant as Specified in its Charter)
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Maryland (VICI Properties Inc.)	001-38372	81-4177147
Delaware (VICI Properties L.P.)	333-264352-01	35-2576503
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
535 Madison Avenue, 28th Floor
New York, New York 10022
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (646) 949-4631
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, $0.01 par value	VICI	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

VICI Properties Inc.	☐	Emerging growth company
VICI Properties L.P.	☐	Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

VICI Properties Inc.	☐
VICI Properties L.P.	☐

Item 5.07	Submission of Matters to a Vote of Security Holders.
On April 29, 2025, VICI Properties Inc. (the “Company”) held its 2025 Annual Meeting of Stockholders (the “Annual Meeting”). The information below is a summary of the final voting results on the three proposals considered and voted upon at the Annual Meeting. The proposals are described in detail in the Company’s definitive proxy statement for the Annual Meeting, which was filed with the U.S. Securities and Exchange Commission on March 17, 2025.
Proposal 1: Election of Directors
The following persons were duly elected as directors of the Company to serve until the 2026 Annual Meeting of Stockholders of the Company or until their respective successors are duly elected and qualified: James R. Abrahamson, Diana F. Cantor, Monica H. Douglas, Elizabeth I. Holland, Craig Macnab, Edward B. Pitoniak and Michael D. Rumbolz. The table below sets forth the voting results for each director nominee:

Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
James R. Abrahamson	940,192,694	1,554,592	299,158	41,091,202
Diana F. Cantor	938,391,102	2,753,595	901,747	41,091,202
Monica H. Douglas	937,900,637	3,246,980	898,827	41,091,202
Elizabeth I. Holland	929,196,573	12,573,253	276,618	41,091,202
Craig Macnab	929,274,143	12,472,214	300,087	41,091,202
Edward B. Pitoniak	941,336,494	403,536	306,414	41,091,202
Michael D. Rumbolz	940,025,908	1,716,095	304,441	41,091,202
Proposal 2: Ratification of Independent Registered Public Accounting Firm
At the Annual Meeting, the Company’s stockholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025. The table below sets forth the voting results for this proposal:

Votes For	Votes Against	Abstentions	Broker Non-Votes
978,838,090	3,651,633	647,923	—
Proposal 3: Advisory Vote on Named Executive Officer Compensation
At the Annual Meeting, the Company’s stockholders voted to approve, on a non-binding, advisory basis, the compensation of the Company’s named executive officers. The table below sets forth the voting results for this proposal:

Votes For	Votes Against	Abstentions	Broker Non-Votes
900,381,991	40,546,212	1,118,241	41,091,202

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VICI PROPERTIES INC.
Date: April 29, 2025	By:	/s/ SAMANTHA S. GALLAGHER
Samantha S. Gallagher
Executive Vice President, General Counsel and Secretary

VICI PROPERTIES L.P.
Date: April 29, 2025	By:	/s/ SAMANTHA S. GALLAGHER
Samantha S. Gallagher
Secretary